UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-09038

                               The Olstein Funds
               (Exact name of registrant as specified in charter)

                             4 Manhattanville Road
                               Purchase, NY 10577
              (Address of principal executive offices) (Zip code)

                               Robert A. Olstein
                    (Name and address of agent for service)

                                 1-800-799-2113
               Registrant's telephone number, including area code

Date of fiscal year end: June 30, 2004

Date of reporting period: June 30, 2004

ITEM 1. REPORT TO STOCKHOLDERS.
------------------------------

                                      THE
                                    OLSTEIN
                                     FUNDS

                                      THE
                                    OLSTEIN
                                   FINANCIAL
                                     ALERT
                                      FUND

                                 ANNUAL REPORT
                                 June 30, 2004

Chairman's Message                                              August 16, 2004

                     Is the Glass Half-Full or Half-Empty?

Dear Shareholders:

While many of you are probably focused on the volatile year in the equity markets, we continue to believe that investment returns are best evaluated over longer periods of time (three to five years), rather than quarterly or even semi-annually. Longer periods provide a more meaningful indication of both upside performance and downside volatility. The table at the end of this letter shows the quarterly growth in dollar value of a hypothetical $10,000 investment in the Olstein Financial Alert Fund made at the Fund's inception. While the table shows large increases in recent quarters, it also illustrates the short-term volatility that can occur from quarter to quarter. We invite you to perform an analysis of each three to five year period in the aforementioned table to reach your own conclusions on our long-term returns and volatility.

Although, the "glass is half-empty" philosophy has engulfed our markets over the past six months, we believe the glass is currently half-full. The "glass is half-empty" psychology has resulted in many stocks falling into our definition of undervaluation. As of June 30, 2004, the Fund is at a relatively low cash position when compared to historic levels. Are we extremely bullish about the stock marketo No, but we are bullish about our ability to identify many stocks which meet our criteria as being undervalued. The current pessimism has presented us with opportunities to buy what we believe are outstanding companies at discounts to our proprietary calculations of private market value. While the markets are worried about higher interest rates, slower earnings growth, the outcome of the upcoming Presidential election, etc., it is completely ignoring an improving economy, improving cash flows, a higher quality of earnings and the fact that many corporations are sitting on a mountain of cash that could be used for dividend increases. Pessimism can have a positive effect on the Fund's investment discipline. Negative psychology usually produces bargain prices that can provide meaningful opportunities for the Fund.

We do not predict markets, we have a bottom-up approach of valuing companies based on excess cash flow, we do not worry about timing, and we stick to our discipline which we believe has served us well over time. Our "timing" is paying the right price. Although negativity creates an atmosphere that sometimes makes it difficult to buy stocks, we believe that we own a portfolio of undervalued stocks. Patience is the greatest virtue of a value investor.
For example, recently released second quarter tech industry earnings reports have placed investors in a quandary as to whether or not the industry's glass is half full or half empty. Until second quarter earnings releases, most investors felt the outlook was rather strong. Although reported tech earnings were as expected, some companies spoke about a recent slowdown leading many analysts to conclude that the tech spending cycle had peaked sooner than expected.

We believe the financial community is overreacting to the recent memory of the 1998-2001 period when technology, telecommunications and Internet stocks produced bubble-like stock gains based on a prediction of a never-ending increase in high tech spending which was immediately followed by significant losses, brought about by a bust in technology spending. It is our opinion that technology spending is now at the center of our economy, and that the maturity of the technology cycle is going to produce more muted boom and bust swings. However, with memories of the tech wreck so fresh, investors are running for the exits at the slightest slowdown in order to avoid the next bust without differentiating between companies and businesses. Although a lot of technology has been commoditized, we believe group pessimism sets up opportunities to buy stocks labeled as "commodity companies" at discounts to our estimates of their ability to produce free cash flow.

We recently were able to purchase Fairchild Semiconductor (FCS), which has dropped 50% over the past six months, as we believe investors overreacted to the glass is half-empty mentality. We believe FCS is well positioned over the long-term to capitalize on the rising worldwide demand for power management semiconductor devices that support the advanced requirements of a wide array of electronic products, including cell phones, appliances, automobiles, consumer electronics and personal computers. It is our opinion that the company has the ability to produce excess cash flow of about $1.25 a share. In addition, FCS has accumulated $650 million in cash, which can be used to eliminate most of its debt and, according to our calculations, has a private market value of at least $20.00 a share. The "glass is half-empty" philosophy has also enabled the Fund to buy such well-regarded companies such as Tupperware, Interpublic, Radio Shack, Tribune, Payless Shoe, Leap Frog and Williams Companies.

We are not saying that there are not companies where the glass may be half-empty. For example, we believe that the commodization in technology is the reason that price/earnings multiples of software companies have come down. Software companies need to find new methods of marketing and differentiating themselves in order to maintain pricing. Commoditization caused by the less rapid changes in technology and ease of entry has resulted in many new entrants and competitive pricing in the software industry. In essence, we believe we are in a stock pickers' market, with no wind at our back or in our face and each company and industry has to be evaluated separate and apart from market psychology factors. The ability to differentiate between half-full and half-empty companies via our analysis of financial statements and excess cash flow could prove to be a valuable tool in the environment we are currently operating in. Thus, we are hopeful that the Fund's current portfolio, which we believe is undervalued, will allow shareholders, who have the patience to wait for potential values to arise over the Fund's three to five year investment horizon, to achieve the Fund's primary objective of long-term capital appreciation.

DISCUSSION OF THE GAMING SECTOR AND P/E ANALYSIS
By Victor Cunningham, CFA
Director of Research

We thought it would be informative, as an example of the inner workings of our investment discipline, to go through our investment thought process in regard to gaming stocks when we initially established our positions over the past few years.

Bottom up stock picking sometimes identifies themes in retrospect. We have had particular success in the gaming sector. Specifically, stocks such as Boyd Gaming (BYD), Caesars Entertainment (CZR), Scientific Games (SGMS) and WMS Industries (WMS) have been positive contributors to our one-year performance.
In each case, our old friend, short-term pessimism, created opportunities to buy these stocks at attractive prices.

SGMS and WMS had encountered computer glitches which put enormous pressure on their stock prices. However, we were comfortable that both companies had the capability to fix the problems that had been plaguing them. In addition, both companies had the balance sheet strength to weather the storm that could have lasted longer than we were expecting. The luxury of a good balance sheet enabled us to analyze each company's ability to produce free cash flow under more favorable conditions, rather than react to the problems they were having at the time, which we believed was already in the stock price.

Since 2001, the hotel gaming industry has been under a cloud due to a slowing economy and terrorist fears. Political rhetoric regarding gaming taxes created even more short-term pessimism in stocks like BYD and CZR over a year ago. Politicians from gaming states such as Illinois, Nevada and New Jersey were politicking to increase gaming taxes. Despite the pessimistic rhetoric surrounding these companies at the time, both companies had more than adequate cash flow to service their debt and support a higher stock price when the pessimism lifted. The tax rhetoric created negative psychology and put pressure on almost all stocks in the sector. The pessimism allowed us to purchase these stocks at what we believed were bargain prices based on our estimates of future cash flow, and resulted in an increase in the Fund's exposure to the gaming sector. We were confident that the politicians' bark was going to be worse than their bite. First, what politicians say is not always what they do. Second, given the budget deficits that many states were facing, we doubted that politicians would be too harsh on the gaming companies since they have been such a rich source of tax revenue. Rarely do politicians bite the hand that feeds them. As we expected, the rhetoric has died down and BYD and CZR have been improving their operating performance. BYD has successfully integrated an acquisition that had created angst for investors and its newest property in Atlantic City, The Borgata, which has exceeded expectations. Many thought that a Vegas-style hotel would struggle in Atlantic City, but so far BYD has proven the skeptics wrong. CZR, in turn, has been getting pricing at their premier properties, which has boosted free cash flow. CZR has been using the excess cash to pay down debt and improve their balance sheet. In both cases, investors have finally recognized the excess free cash flow that was always there as both stocks have rebounded significantly from their levels of a year ago.

In fact, Caesar's was recently the subject of an acquisition bid by Harrah's. The acquisition represents the fourth stock acquired from the Fund's portfolio over the past 15 months.

WHAT THE P/E DOESN'T TELL YOU

We would like to share with you why we recently purchased American Greetings
(AM) to further demonstrate what we believe is our unique investment process. During times of pessimistic expectations (the glass is half-empty mentality), we believe it is an important advantage to look behind the numbers when searching for new ideas. AM is currently one of our top positions. Our analysis demonstrates how some of the conventional metrics used on Wall Street do not tell the whole story when valuing a company.

When listening to financial commentators or sell-side analysts, you consistently hear references to the P/E ratio when discussing whether a stock is overvalued or undervalued. P/E ratios might be helpful for screening, but it is not a reliable measure to assess the value of a company. We define the value of a company as the present value of our estimate of its future cash flow. By performing rigorous financial statement analysis, we find many instances where a company looks overvalued using P/E ratios, but really is quite undervalued when you focus on the free cash flow a company generates.

Currently this trend is even more pronounced as a result of recent economic experience. In the late 90's, many corporate managers thought peace and prosperity would reign forever. They invested heavily to take advantage of this assumed growth. As we all know, the party ended and the expectation of continued exponential economic growth never materialized. Now we are seeing the opposite phenomenon. Smart managements have cut back on unrealistic growth projects. However, the expenses related to past over-optimistic investments are still being amortized and depreciated on the income statement. When reading current financial statements, we are finding companies in which free cash flow exceeds the reported earnings. If you only look at P/E ratios, you will miss these opportunities.

We became interested in AM last summer because we felt that the reported earnings understated the cash producing capabilities of the company. AM is the second largest producer of greetings cards in the United States. It had been managed poorly in the past, resulting in its stock underperforming. If one examined a Value Line summary on AM, you might have concluded that AM was trading at a fair price. AM is currently trading at 12-13 times earnings which is within its historical range. However, the price to earnings ratio does not tell the whole story! AM has a new management team which has shifted its focus to generating free cash flow and improving returns on capital. These value-enhancing actions conflict with the past when AM invested money freely, apparently without regard to potential returns on investment.

The nature of the greeting card business requires companies such as AM to make upfront incentive payments to vendors over six to seven year contract periods. Over each of the past three years, AM has made large incentive payments, but payments required over the next few years should be minimal. Although AM will not be making any material payments in the near future, the amortization of past payments continue to impact the income statement in the form of lower earnings per share. As a result, AM's free cash flow should exceed its reported earnings by a wide margin. Where others see a fairly valued stock because the P/E ratio is at a relatively comparative level historically, we believe that AM is capable of generating sustainable free cash flow of $170 million per year, yet only has a market capitalization of only $1.8 billion. The free cash flow return provides investors with an almost 10% free cash flow yield which far exceeds the 4% investors are currently earning on medium-term Treasuries. In determining whether the glass is half-empty or half-full, one cannot just rely on calculating a P/E ratio. By sticking to our discipline, which inferentially looks behind financial statements, we expect to continue ferreting out ideas like American Greetings, which we believe gives us a leg up.

THE GLASS WAS HALF EMPTY

Vic's commentary covered the positive aspects of some of the stocks in the Fund's portfolio. We would like to think that our philosophy works all of the time. However, there are some times when even the most well thought out scenarios and analyses do not go as planned. In the Fund's February 29, 2004 semi-annual report, we discussed two "value traps" where our expectations were not met. We felt it would be helpful to reprint that commentary here.

SAFEWAY

Safeway was a classic value trap. We purchased Safeway at an average price of just under $20 a share down from an all time approximate high of $60 a share. When we purchased Safeway, the stock was statistically cheap according to our measures. Safeway was generating robust free cash flows and trying to sell non-strategic assets to help improve returns. We thought that declines in food inflation were hurting sales industry-wide and making the threat from Wal-Mart look worse than reality. We believed that eventually food prices would rise to help boost same-store sales, and there was enough room in most geographical areas for a low cost producer like Wal-Mart and more service-oriented companies like Safeway to survive profitably. Unfortunately, our thesis did not work out. First, the sale of their underperforming subsidiary Dominick's did not go through. Safeway now had to dedicate time and money to a franchise (Dominick's) which had destroyed shareholder value over the past few years. Second, although free cash flow had benefited from recent reductions in capital expenditures, we began to fear that as a result of unforeseen competitive pricing, Safeway was under-investing in their store base. The "Catch 22" is that increased capital expenditures reduce excess cash flow. The Wal-Mart threat was also bigger than initially anticipated. Market share data in areas where Wal-Mart had deeper penetration demonstrated that discounted pricing was indiscriminately taking meaningful market share from both lower price and high service competitors.
That left competitors with a difficult choice: lower prices or lose share. Safeway decided to lower prices and was now playing a game we thought they could not win in the long run. Given the above factors, we decided to sell the stock far below our originally anticipated value but nevertheless, at a slight profit. Although the results were disappointing, our strict valuation discipline worked by not allowing our mistake to overpower our successful investment selections.

TENET HEALTHCARE

Tenet represented a potential turnaround situation which unfortunately turned for the worse. We became interested in the stock because of the massive cloud surrounding the company's sordid activities over the past few years. However, we felt Tenet had a solid stable of assets that were drastically underperforming. We purchased the stock at an average price of slightly below $14 per share, which was down from an approximate high of $50 a share. We believed Tenet's hospitals could either be turned around and start producing robust free cash flows similar to their competitors or the hospitals would be sold to buyers at prices that would at least be equal to our purchase price because other hospital companies could improve their operations better than Tenet. Whichever alternative played out, we calculated that we could earn a solid return on our investment with a chance of being handsomely rewarded if management was able to completely turn the company around. Unfortunately, neither of these alternatives occurred. The hospital pricing environment became dreadful for Tenet as managed care companies continued to squeeze hospitals because of their aggressive billing practices over the past few years. We thought the poor pricing environment would subside during 2004, but it looks as if the low pricing environment could drag on for longer than the current year. The non-collection of receivables has become a national epidemic as more and more people are having their medical insurance reduced or eliminated. The timing of the epidemic could not have been worse for Tenet as receivable write-offs put more pressure on the company's already weak margins and cash flows. Given Tenet's desperate predicament, the company decided to sell 27 hospitals in late January for a price that fell below our worst-case estimates. Needless to say, the unexpected low sale price changed our whole scenario. Our asset value thesis had fallen apart and now the cash flow potential was reduced dramatically under a much lower sales base than originally anticipated. Finally, although there are no immediate financial liquidity concerns, if Tenet did not turn operations around by early next year, financial liquidity could become a significant issue. We have no tolerance for financial risk, which questions a company's ability to continue as a going concern. With the upside much lower than we initially thought, and downside much larger, we sold the stock at a price which again was far below our originally anticipated value of $25, but for a loss of less than 10% on our original purchase price.

CONCLUSION

We also want to mention to you that the Fund has changed its fiscal year end from August 31 to June 30. This change will align the Fund's fiscal schedule to a more conventional calendar quarter, and simplify the Fund's regulatory reporting obligations.

We greatly appreciate your trust in us. As material shareholders ourselves, we understand that it is important to frequently communicate with you. Our dedication to achieving the Fund's primary objective of long-term capital appreciation remains unabated.

Sincerely,

/s/Robert A. Olstein

Robert A. Olstein
Chairman and
Chief Investment Officer

The following chart illustrates the growth, on a quarterly basis, of a hypothetical $10,000 investment made in the Fund's Class C share at the Fund's inception date of September 21, 1995 (with dividends and capital gain distributions reinvested but no deduction of taxes on reinvested distributions - see "Details").

                VALUE OF SHARES OWNED,                  VALUE OF SHARES OWNED,
                 IF INITIAL INVESTMENT                   IF INITIAL INVESTMENT
     DATE             WAS $10,000            DATE             WAS $10,000
     ----       ----------------------       ----       ----------------------
    9/21/95             $10,000             3/31/00             $28,170
    9/30/95              10,010             6/30/00              28,899
   12/31/95              10,261             9/30/00              30,596
    3/31/96              10,882            12/31/00              30,142
    6/30/96              11,462             3/31/01              30,207
    9/30/96              11,713             6/30/01              36,192
   12/31/96              12,760             9/30/01              28,213
    3/31/97              13,327            12/31/01              35,340
    6/30/97              14,602             3/31/02              38,259
    9/30/97              17,250             6/30/02              33,797
   12/31/97              17,205             9/30/02              25,870
    3/31/98              19,851            12/31/02              28,529
    6/30/98              18,468             3/31/03              26,226
    9/30/98              15,499             6/30/03              31,448
   12/31/98              19,788             9/30/03              33,797
    3/31/99              20,717            12/31/03              38,853
    6/30/99              25,365             3/31/04              40,870
    9/30/99              23,675             6/30/04              41,297
   12/31/99              26,692

DETAILS:

The performance data quoted represents past performance and does not guarantee future results. The above chart pertains to the Fund's Class C share, and assumes no redemptions. The returns listed do not reflect deduction of the Fund's 1% maximum contingent deferred sales charge ("CDSC") for Class C shares imposed when an investor redeems Class C shares within the first year of purchase. The Fund's Class C share average annual return from inception (9/21/95), and for the five-year and one-year periods ended 6/30/04, assuming reinvestment of dividends and capital distributions and deduction of the Fund's maximum CDSC of 1% for the one-year period was 17.52%, 10.24% and 30.32% respectively. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted, to obtain performance data current to the most recent month end please go to our website at www.olsteinfunds.com.

The above commentary represents the opinion of the Manager, and is not intended to be a forecast of future events, a guarantee of future results, or investment advice. This information should be preceded or accompanied by a current prospectus, which contains more complete information, including investment objectives, risks, and charges and expenses of the Fund and should be read carefully before investing. A current prospectus may be obtained by calling
(800) 799-2113 or visiting the Fund's website at www.olsteinfunds.com.

The above information has been obtained from sources considered reliable, but no representation is made as to its completeness or accuracy. Not FDIC insured / Not bank-guaranteed / May lose value.

 COMPARISON OF THE CHANGE IN VALUE OF A HYPOTHETICAL $10,000 INVESTMENT FROM THE FUND'S CLASS C INCEPTION THROUGH THE FISCAL YEAR END OF 6/30/04(1)<F4>. THE LINE CHART DOES NOT REFLECT ANY APPLICABLE CONTINGENT DEFERRED SALES CHARGE. THE RETURNS LISTED IN THE TABLE DO NOT REFLECT THE DEDUCTION OF TAXES ON REINVESTED DIVIDENDS.

                   Olstein Financial                        Lipper Mid Cap
    Date         Alert Fund - Class C        S&P 500          Value Index
    ----         ---------------------       -------        --------------
 9/21/1995              $10,000              $10,000            $10,000
 8/31/1996              $11,222              $11,353            $10,770
 8/31/1997              $16,116              $15,968            $13,457
 8/31/1998              $14,612              $17,260            $12,865
 8/31/1999              $24,547              $24,133            $18,574
 8/31/2000              $30,596              $28,072            $22,107
 8/31/2001              $33,998              $21,225            $23,124
 8/31/2002              $29,286              $17,406            $20,955
 8/31/2003              $34,294              $19,633            $25,072
 6/30/2004              $41,296              $23,172            $30,596

                          AVERAGE ANNUAL TOTAL RETURN
                          ---------------------------
                                            1 YEAR        5 YEAR      INCEPTION
                                            ------        ------      ---------
Olstein Financial Alert - Class C*<F1>      30.32%        10.24%        17.52%
Lipper Mid Cap Value Index**<F2>            31.51%         9.33%        13.58%
S&P 500***<F3>                              19.11%        -2.20%        10.04%

   *<F1> Assumes reinvestment of dividends and capital gains. Also includes all expenses at the end of each period and reflects the deduction of the appropriate CDSC as if an investor had redeemed at the end of the one year period, and thus represents a "net return." Past performance is not necessarily indicative of future results. Investment returns and principal values may fluctuate, so that, when redeemed, shares may be worth more or less than their original cost.
  **<F2> Lipper Mid Cap Value Index return does not reflect reinvested dividends and does not reflect the deduction of any fees or expenses associated with investment in the index, and thus represents a "gross return."
 ***<F3> S&P 500 return is adjusted upward to reflect reinvested dividends, but does not reflect the deduction of any fees or expenses associated with investment in the index, and thus represents a "gross return."
 (1)<F4> On April 29, 2004, the Fund's Board approved changing the Fund's fiscal year end to June 30.

 COMPARISON OF THE CHANGE IN VALUE OF A HYPOTHETICAL $10,000 INVESTMENT FROM THE FUND'S ADVISER CLASS INCEPTION THROUGH THE FISCAL YEAR END OF 6/30/04(1)<F8>. THE RETURNS LISTED IN THE TABLE DO NOT REFLECT THE DEDUCTION OF TAXES ON REINVESTED DIVIDENDS.

                  Olstein Financial Alert                    Lipper Mid Cap
      Date          Fund - Adviser Class       S&P 500         Value Index
      ----          --------------------       -------         -----------
    9/21/1999             $10,000              $10,000           $10,000
    8/31/2000             $12,517              $11,491           $12,038
    8/31/2001             $14,018               $8,688           $12,592
    8/31/2002             $12,166               $7,125           $11,411
    8/31/2003             $14,347               $8,156           $13,653
    6/30/2004             $17,385               $9,626           $16,661

                          AVERAGE ANNUAL TOTAL RETURN
                          ---------------------------
                                                 1 YEAR     3 YEAR    INCEPTION
                                                 ------     ------    ---------
Olstein Financial Alert - Adviser Class*<F5>     32.33%      5.30%      12.26%
Lipper Mid Cap Value Index**<F6>                 31.51%      9.33%      11.27%
S&P 500***<F7>                                   19.11%     -2.20%      -0.79%

   *<F5> Assumes reinvestment of dividends and capital gains. Past performance is not necessarily indicative of future results. Investment returns and principal values may fluctuate, so that, when redeemed, shares may be worth more or less than their original cost.
  **<F6> Lipper Mid Cap Value Index return does not reflect reinvested dividends and does not reflect the deduction of any fees or expenses associated with investment in the index, and thus represents a "gross return."
 ***<F7> S&P 500 return is adjusted upward to reflect reinvested dividends, but does not reflect the deduction of any fees or expenses associated with investment in the index, and thus represents a "gross return."
 (1)<F8> On April 29, 2004, the Fund's Board approved changing the Fund's fiscal year end to June 30.

Schedule of Investments                                            June 30, 2004

                                                     Shares          Value
                                                     ------          -----
COMMON STOCKS - 95.6%

  AEROSPACE - 1.2%
     General Dynamics Corporation                    234,500    $   23,285,850
                                                                --------------

  BANKING - 3.3%
     Bank of America Corporation                     242,600        20,528,812
     Comerica Incorporated                           411,700        22,594,096
     KeyCorp                                         757,300        22,635,697
                                                                --------------
                                                                    65,758,605
                                                                --------------

  BUILDING & HOUSING - 0.9%
     Chicago Bridge & Iron
       Company N.V. (1)<F10>                         641,100        17,854,635
                                                                --------------

  BUSINESS MACHINES & SOFTWARE - 2.1%
     3Com Corporation *<F9>                        3,224,500        20,153,125
     Adaptec, Inc. *<F9>                           2,718,400        22,997,664
                                                                --------------
                                                                    43,150,789
                                                                --------------

  BUSINESS SERVICES - 2.0%
     The Interpublic Group
       of Companies, Inc. *<F9>                    1,854,100        25,456,793
     John H. Harland Company                         504,900        14,818,815
                                                                --------------
                                                                    40,275,608
                                                                --------------

  CHEMICALS - 0.8%
     Cambrex Corporation                             614,900        15,513,927
                                                                --------------

  COMMERCIAL SERVICES - 1.1%
     The ServiceMaster Company                     1,752,500        21,590,800
                                                                --------------

  COMMUNICATIONS & MEDIA - 1.2%
     Gray Television, Inc.                         1,798,100        24,975,609
                                                                --------------

  COMPUTERS - 0.4%
     Hewlett-Packard Company                         372,700         7,863,970
                                                                --------------

  CONSUMER PRODUCTS - 10.0%
     American Greetings
       Corporation - Class A *<F9>                 1,930,900        44,758,262
     Hasbro, Inc.                                  1,858,800        35,317,200
     Kimberly-Clark Corporation                      344,550        22,698,954
     Leapfrog Enterprises, Inc. *<F9>              1,237,800        24,619,842
     Mattel, Inc.                                  1,639,100        29,913,575
     Tupperware Corporation                        1,736,000        33,730,480
     Whirlpool Corporation                           148,600        10,193,960
                                                                --------------
                                                                   201,232,273
                                                                --------------

  CONTAINERS - 1.5%
     Bemis Company, Inc.                             674,600        19,057,450
     Sonoco Products Company                         441,900        11,268,450
                                                                --------------
                                                                    30,325,900
                                                                --------------

  DATA PROCESSING - 1.5%
     First Data Corporation                          655,932        29,202,093
                                                                --------------

  DIVERSIFIED MANUFACTURING - 3.1%
     Tyco International Ltd. (1)<F10>, (3)<F12>    1,896,900        62,863,266
                                                                --------------

  DRUGS - 2.7%
     Pfizer Inc.                                     618,600        21,205,608
     Medicis Pharmaceutical
       Corporation - Class A                         191,500         7,650,425
     Merck & Co. Inc.                                517,000        24,557,500
                                                                --------------
                                                                    53,413,533
                                                                --------------

  ELECTRICAL EQUIPMENT - 1.5%
     UNOVA, Inc. *<F9>                             1,475,200        29,872,800
                                                                --------------

  ELECTRONICS - 2.8%
     AVX Corporation                                 518,700         7,495,215
     Synaptics Incorporated *<F9>                    992,600        19,008,290
     Technitrol, Inc. *<F9>                          548,300        12,007,770
     Universal Electronics Inc. *<F9>(2)<F11>      1,039,800        18,227,694
                                                                --------------
                                                                    56,738,969
                                                                --------------

  ENTERTAINMENT & LEISURE - 6.4%
     Boyd Gaming Corporation                         836,100        22,215,177
     Caesars Entertainment, Inc. *<F9>             1,041,500        15,622,500
     Scientific Games
       Corporation - Class A *<F9>                 1,999,550        38,271,387
     Viacom Inc.                                      57,800         2,101,030
     The Walt Disney Company                       1,073,100        27,353,319
     WMS Industries Inc. *<F9>                       768,600        22,904,280
                                                                --------------
                                                                   128,467,693
                                                                --------------

  FILTRATION & SEPARATION PRODUCTS - 0.7%
     Pall Corporation                                548,200        14,357,358
                                                                --------------

  FINANCIAL SERVICES - 3.4%
     Janus Capital Group Inc.                      1,637,300        26,999,077
     Merrill Lynch & Co., Inc.                       390,700        21,089,986
     Morgan Stanley                                  382,800        20,200,356
                                                                --------------
                                                                    68,289,419
                                                                --------------

  FOOD, BEVERAGES & TOBACCO - 2.5%
     Adolph Coors
       Company - Class B                             212,300        15,357,782
     Del Monte Foods Company *<F9>                 3,451,000        35,062,160
                                                                --------------
                                                                    50,419,942
                                                                --------------

  FURNITURE & FIXTURES - 0.4%
     Furniture Brands
       International, Inc.                           320,700         8,033,535
                                                                --------------

  HEALTH CARE SERVICES & SUPPLIES - 6.1%
     Baxter International Inc. (3)<F12>            1,026,100        35,410,711
     C. R. Bard, Inc.                                203,500        11,528,275
     Cytyc Corporation *<F9>                         746,700        18,943,779
     HCA Inc.                                        367,800        15,296,802
     Johnson & Johnson                               298,500        16,626,450
     Laboratory Corporation
       of America Holdings *<F9>                     602,200        23,907,340
                                                                --------------
                                                                   121,713,357
                                                                --------------

  INSURANCE - 4.1%
     The Chubb Corporation (3)<F12>                  420,300        28,656,054
     Everest Re Group, Ltd. (1)<F10>                 194,300        15,613,948
     Marsh & McLennan
       Companies, Inc.                               457,000        20,738,660
     Willis Group
       Holdings Limited (1)<F10>                     466,700        17,477,915
                                                                --------------
                                                                    82,486,577
                                                                --------------

  MACHINERY - INDUSTRIAL - 2.7%
     Cummins Inc.                                    201,000        12,562,500
     The Manitowoc
       Company, Inc. (3)<F12>                      1,213,400        41,073,590
                                                                --------------
                                                                    53,636,090
                                                                --------------

  OIL & GAS SERVICES - 2.9%
     Newpark Resources, Inc. *<F9>                 3,056,100        18,947,820
     Tidewater Inc.                                  288,100         8,585,380
     The Williams Companies, Inc.                  2,615,000        31,118,500
                                                                --------------
                                                                    58,651,700
                                                                --------------

  PERSONAL SERVICES - 1.3%
     Weight Watchers
       International, Inc. *<F9>                     674,700        26,407,758
                                                                --------------

  PRINTING & PUBLISHING - 3.0%
     Journal Register Company *<F9>                1,057,100        21,142,000
     Knight-Ridder, Inc.                             268,800        19,353,600
     Tribune Company                                 437,300        19,914,642
                                                                --------------
                                                                    60,410,242
                                                                --------------

  RESTAURANTS - 3.5%
     Darden Restaurants, Inc.                        736,000        15,124,800
     McDonald's Corporation (3)<F12>               1,593,650        41,434,900
     Wendy's International, Inc.                     388,500        13,535,340
                                                                --------------
                                                                    70,095,040
                                                                --------------

  RETAIL & WHOLESALE TRADE  - 6.5%
     J.C. Penney Company, Inc.                       421,000        15,896,960
     Jo-Ann Stores, Inc. *<F9>                       879,500        25,857,300
     Payless ShoeSource, Inc. *<F9>                2,229,200        33,237,372
     Pier 1 Imports, Inc.                          1,506,800        26,655,292
     RadioShack Corporation                          610,100        17,467,163
     The Wet Seal,
       Inc. - Class A (2)<F11>*<F9>                2,208,100        11,548,363
                                                                --------------
                                                                   130,662,450
                                                                --------------

  SCIENTIFIC INSTRUMENTS - 0.4%
     PerkinElmer, Inc.                               426,500         8,547,060
                                                                --------------

  SEMICONDUCTORS - 4.0%
     Atmel Corporation *<F9>                       4,262,243        25,232,478
     Fairchild Semiconductor
       International, Inc. *<F9>                   2,492,200        40,797,314
     TriQuint Semiconductor, Inc. *<F9>            2,650,246        14,470,343
                                                                --------------
                                                                    80,500,135
                                                                --------------

  TELECOMMUNICATIONS EQUIPMENT - 3.3%
     CommScope, Inc. *<F9>                         1,646,200        35,310,990
     Lucent Technologies Inc. *<F9>                8,095,600        30,601,368
                                                                --------------
                                                                    65,912,358
                                                                --------------

  TELECOMMUNICATIONS SERVICES - 1.4%
     CenturyTel, Inc.                                936,500        28,132,460
                                                                --------------

  TEXTILES & APPAREL - 4.7%
     Liz Claiborne, Inc.                             581,200        20,911,576
     OshKosh B'Gosh,
       Inc. - Class A (2)<F11>                       785,800        19,621,426
     Tommy Hilfiger
       Corporation (1)<F10>*<F9>                   1,983,000        30,022,620
     Wellman, Inc. (2)<F11>                        2,871,000        23,341,230
                                                                --------------
                                                                    93,896,852
                                                                --------------

  TRANSPORTATION EQUIPMENT - 0.2%
     Arkansas Best Corporation                       150,499         4,954,427
                                                                --------------

  TRANSPORTATION SERVICES - 2.0%
     Pacer International, Inc. *<F9>                 990,420        18,322,770
     Yellow Roadway Corporation *<F9>                525,600        20,950,416
                                                                --------------
                                                                    39,273,186
                                                                --------------
     TOTAL COMMON STOCKS
       (Cost $1,567,596,028)                                     1,918,766,266
                                                                --------------

SHORT-TERM INVESTMENTS - 5.0%
  MUTUAL FUNDS - 0.1%
     First American Prime
       Obligations Fund                            1,007,039         1,007,039
                                                                --------------

                                                  Principal
                                                   Amount
                                                  ---------
  U.S. GOVERNMENT AGENCY
    OBLIGATIONS - 4.9%
  Federal Home Loan Bank:
     1.00%, 7/01/2004                            $13,558,000        13,558,000
     1.00%, 7/06/2004                             24,675,000        24,671,916
     1.00%, 7/07/2004                             15,774,000        15,771,575
     1.00%, 7/08/2004                              6,238,000         6,236,848
     1.00%, 7/14/2004                             18,957,000        18,949,607
     1.00%, 7/15/2004                             20,210,000        20,201,354
                                                                --------------
        TOTAL U.S. GOVERNMENT
          AGENCY OBLIGATIONS                                        99,389,300
                                                                --------------
        TOTAL SHORT- TERM INVESTMENTS
          (Cost $100,396,339)                                      100,396,339
                                                                --------------
TOTAL INVESTMENTS - 100.6%
  (Cost $1,667,992,367)                                          2,019,162,605
                                                                --------------
SECURITIES SOLD SHORT - (1.3)%
  (Proceeds $22,705,424)                                           (25,303,900)
OTHER ASSETS,
  LESS LIABILITIES - 0.7%                                           13,951,809
                                                                --------------
NET ASSETS - 100.0%                                             $2,007,810,514
                                                                --------------
                                                                --------------

   *<F9>   Non-income producing security.
(1)<F10>   Dollar-denominated foreign security.
(2)<F11> Affiliated company; the Fund owns 5% or more of the outstanding voting securities of the issuer. See Note 7.
(3)<F12> All or a portion of the securities have been committed as collateral for open short positions.

    The accompanying notes are an integral part of the financial statements.

Schedule of Securities Sold Short                                  June 30, 2004

                                                     Shares           Value
                                                     ------           -----
SECURITIES SOLD SHORT
  COMPUTER SERVICES
     Computer Sciences
       Corporation                                   462,800       $21,487,804
  FOOD
     American Italian Pasta                          125,200         3,816,096
                                                                   -----------
TOTAL SECURITIES
  SOLD SHORT
  (PROCEEDS $22,705,424)                                           $25,303,900
                                                                   -----------
                                                                   -----------

    The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities                                June 30, 2004

ASSETS:
  Investments, at value:
     Investments in securities of unaffiliated
       issuers (cost $1,594,542,317)                            $1,946,423,892
     Investments in securities of affiliated issuers
       (cost $73,450,050) (See Note 7)                              72,738,713
                                                                --------------
  Total investments (cost $1,667,992,367)                        2,019,162,605
  Cash                                                                  20,434
  Receivable from broker for proceeds on securities sold short      22,746,710
  Receivable for securities sold                                     5,096,753
  Receivable for capital shares sold                                 3,204,292
  Dividends and interest receivable                                  1,336,642
  Other assets                                                          40,201
                                                                --------------
        Total Assets                                             2,051,607,637
                                                                --------------
LIABILITIES:
  Securities sold short, at value (proceeds of $22,705,424)         25,303,900
  Payable for securities purchased                                  10,760,800
  Payable for capital shares redeemed                                1,307,746
  Distribution expense payable                                       4,016,330
  Payable to Investment Manager (See Note 4)                         1,612,891
  Accrued expenses and other liabilities                               795,456
                                                                --------------
        Total Liabilities                                           43,797,123
                                                                --------------
NET ASSETS                                                      $2,007,810,514
                                                                --------------
                                                                --------------
NET ASSETS CONSIST OF:
  Capital stock                                                 $1,663,679,601
  Accumulated undistributed net realized loss on investments
    sold and securities sold short                                  (4,440,849)
  Net unrealized appreciation (depreciation) on:
     Investments                                                   351,170,238
     Short positions                                                (2,598,476)
                                                                --------------
        Total Net Assets                                        $2,007,810,514
                                                                --------------
                                                                --------------
CLASS C:
  Net Assets                                                    $1,556,190,417
  Shares of beneficial interest outstanding (unlimited number
    of shares authorized, $0.001 par value)                         89,419,237
  Net asset value, offering and redemption (may be subject to
    contingent deferred sales charge) price per share                   $17.40
                                                                        ------
                                                                        ------
ADVISER CLASS:
  Net Assets                                                    $  451,620,097
  Shares of beneficial interest outstanding (unlimited number
    of shares authorized, $0.001 par value)                         24,963,307
  Net asset value, offering and redemption price per share              $18.09
                                                                        ------
                                                                        ------

    The accompanying notes are an integral part of the financial statements.

Statement of Operations

                                                                                      For the                  For the
                                                                                    Period Ended             Period Ended
                                                                               June 30, 2004(1)<F13>       August 31, 2003
                                                                               ---------------------       ---------------
INVESTMENT INCOME:
  Dividend income (net of foreign tax withheld
    of $26,884, and $32,073 respectively):
     Dividend income from securities of unaffiliated issuers                        $ 15,799,862             $ 12,907,285
     Dividend income from securities of affiliated issuers (See Note 7)                  334,466                  144,702
  Interest income                                                                      1,258,834                1,041,112
                                                                                    ------------             ------------
        Total investment income                                                       17,393,162               14,093,099
                                                                                    ------------             ------------
EXPENSES:
  Investment management fee (See Note 4)                                              14,956,925               13,225,290
  Distribution expense - Class C                                                      11,621,014               10,060,911
  Shareholder servicing and accounting costs                                           1,127,961                1,421,523
  Distribution expense - Adviser Class                                                   834,534                  791,095
  Administration fee                                                                     707,584                  694,362
  Custody fees                                                                           158,705                  157,958
  Reports to shareholders                                                                126,274                  129,926
  Professional fees                                                                      106,550                  108,785
  Federal and state registration                                                         102,544                  124,181
  Trustees' fees and expenses                                                             56,511                   51,072
  Other                                                                                   75,865                   60,059
                                                                                    ------------             ------------
        Total expenses before dividends on short positions                            29,874,467               26,825,162
        Dividends on short positions                                                          --                  292,468
                                                                                    ------------             ------------
        Total expenses                                                                29,874,467               27,117,630
                                                                                    ------------             ------------
        Net investment loss                                                          (12,481,305)             (13,024,531)
                                                                                    ------------             ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Realized gain (loss) on:
     Investments of unaffiliated issuers                                             199,679,049             (162,880,948)
     Investments of affiliated issuers (See Note 7)                                    1,701,651                 (962,130)
     Short positions                                                                  (7,994,189)               1,337,909
  Change in unrealized appreciation/depreciation on:
     Investments                                                                     139,888,729              405,874,984
     Short positions                                                                   3,390,522               (9,898,255)
                                                                                    ------------             ------------
  Net realized and unrealized gain on investments                                    336,665,762              233,471,560
                                                                                    ------------             ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                $324,184,457             $220,447,029
                                                                                    ------------             ------------
                                                                                    ------------             ------------

(1)<F13> On April 29, 2004, the Fund's Board approved changing the Fund's fiscal year end to June 30.

    The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets

                                                            For the Period Ended   For the Year Ended     For the Year Ended
                                                           June 30, 2004(1)<F14>     August 31, 2003       August 31, 2002
                                                           ---------------------   ------------------     ------------------
OPERATIONS:
  Net investment loss                                         $  (12,481,305)       $  (13,024,531)        $  (12,313,186)
  Net realized gain (loss) on:
     Investments                                                 201,380,700          (163,843,078)           (35,613,046)
     Short positions                                              (7,994,189)            1,337,909              1,568,653
  Change in unrealized
    appreciation/depreciation on:
     Investments                                                 139,888,729           405,874,984           (219,832,968)
     Short positions                                               3,390,522            (9,898,255)             3,909,257
                                                              --------------        --------------         --------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS             324,184,457           220,447,029           (262,281,290)
                                                              --------------        --------------         --------------

DISTRIBUTIONS TO CLASS C SHAREHOLDERS
  FROM NET REALIZED GAINS                                                 --                    --            (56,105,236)
                                                              --------------        --------------         --------------

DISTRIBUTIONS TO ADVISER CLASS SHAREHOLDERS
  FROM NET REALIZED GAINS                                                 --                    --            (16,293,059)
                                                              --------------        --------------         --------------

NET INCREASE (DECREASE) IN NET ASSETS FROM
  FUND SHARE TRANSACTIONS (NOTE 6)                               138,317,173           (52,432,393)           828,493,747
                                                              --------------        --------------         --------------

TOTAL INCREASE IN NET ASSETS                                     462,501,630           168,014,636            493,814,162

NET ASSETS:
  Beginning of period                                          1,545,308,884         1,377,294,248            883,480,086
                                                              --------------        --------------         --------------
  End of period                                               $2,007,810,514        $1,545,308,884         $1,377,294,248
                                                              --------------        --------------         --------------
                                                              --------------        --------------         --------------

(1)<F14> On April 29, 2004, the Fund's Board approved changing the Fund's fiscal year end to June 30.

    The accompanying notes are an integral part of the financial statements.

Financial Highlights

THE FOLLOWING TABLE INCLUDES SELECTED DATA FOR A SHARE OUTSTANDING OF THE FUND THROUGHOUT EACH PERIOD AND OTHER PERFORMANCE INFORMATION DERIVED FROM THE FINANCIAL STATEMENTS. IT SHOULD BE READ IN CONJUNCTION WITH THE FINANCIAL STATEMENTS AND NOTES THERETO.

ADVISER CLASS

                                                   FOR THE        FOR THE        FOR THE        FOR THE        FOR THE PERIOD
                                                    PERIOD          YEAR           YEAR           YEAR      SEPT. 21, 1999++<F15>
                                                    ENDED          ENDED          ENDED          ENDED             THROUGH
                                                   JUNE 30,       AUG. 31,       AUG. 31,       AUG. 31,          AUG. 31,
                                                 2004 4<F21>        2003           2002           2001              2000
                                                 -----------      --------       --------       --------          --------
NET ASSET VALUE - BEGINNING OF PERIOD               $14.93         $12.66         $15.77         $16.89            $17.48
                                                    ------         ------         ------         ------            ------
INVESTMENT OPERATIONS:
  Net investment income (loss)1<F18>                 (0.03)         (0.05)         (0.07)         (0.04)             0.05
  Net realized and unrealized
    gain (loss) on investments                        3.19           2.32          (1.84)          1.74              3.10
                                                    ------         ------         ------         ------            ------
      Total from investment operations                3.16           2.27          (1.91)          1.70              3.15
                                                    ------         ------         ------         ------            ------
DISTRIBUTIONS FROM NET REALIZED
  GAIN ON INVESTMENTS                                   --             --          (1.20)         (2.82)            (3.74)
                                                    ------         ------         ------         ------            ------
NET ASSET VALUE - END OF PERIOD                     $18.09         $14.93         $12.66         $15.77            $16.89
                                                    ------         ------         ------         ------            ------
                                                    ------         ------         ------         ------            ------

TOTAL RETURN                                        21.17%++<F16>  17.93%       (13.21)%         11.99%            25.17%++<F16>

Ratios (to average net assets)/
  Supplemental Data:
  Expenses2<F19>                                     1.41%*<F17>    1.48%          1.43%          1.43%             1.45%*<F17>
  Net investment income (loss)                     (0.25)%*<F17>  (0.41)%        (0.46)%        (0.22)%             0.34%*<F17>
Portfolio turnover rate3<F20>                       52.45%         79.55%         81.86%        106.56%           158.44%
Net assets at end of period (000 omitted)         $451,620       $350,583       $356,839       $198,742           $24,058

++<F15> On September 1, 1999, the Adviser Class Shares went effective and the existing class of shares was designated Class C Shares. The Adviser Class first received assets on September 21, 1999.
++<F16>   Not annualized.
*<F17>    Annualized.
1<F18> Net investment income (loss) per share represents net investment income (loss) divided by the average shares outstanding throughout the period.
2<F19> The expense ratio includes dividends on short positions where applicable. The ratio of dividends on short positions for the periods ended August 31, 2003, 2002 and 2000 was 0.02%, 0.01% and 0.00%,
          respectively. There were no dividends on short positions for the periods ended August 31, 2001 and June 30, 2004.
3<F20> Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
4<F21> On April 29, 2004, the Fund's Board approved changing the Fund's fiscal year end to June 30.

    The accompanying notes are an integral part of the financial statements.

CLASS C

                                              FOR THE
                                               PERIOD        FOR THE        FOR THE        FOR THE        FOR THE        FOR THE
                                               ENDED        YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                                              JUNE 30,       AUG. 31,       AUG. 31,       AUG. 31,       AUG. 31,       AUG. 31,
                                            2004 4<F29>        2003           2002           2001       2000++<F22>        1999
                                            -----------      --------       --------       --------     -----------      --------
NET ASSET VALUE -
  BEGINNING OF PERIOD                          $14.45         $12.34         $15.51         $16.77         $17.43         $10.88
                                               ------         ------         ------         ------         ------         ------
INVESTMENT OPERATIONS:
   Net investment loss1<F26>                    (0.13)         (0.14)         (0.18)         (0.12)         (0.07)         (0.11)
   Net realized and unrealized
     gain (loss) on investments                  3.08           2.25          (1.79)          1.68           3.15           7.31
                                               ------         ------         ------         ------         ------         ------
       Total from
         investment operations                   2.95           2.11          (1.97)          1.56           3.08           7.20
                                               ------         ------         ------         ------         ------         ------
DISTRIBUTIONS FROM NET REALIZED
  GAIN ON INVESTMENTS                              --             --          (1.20)         (2.82)         (3.74)         (0.65)
                                               ------         ------         ------         ------         ------         ------
NET ASSET VALUE - END OF PERIOD                $17.40         $14.45         $12.34         $15.51         $16.77         $17.43
                                               ------         ------         ------         ------         ------         ------
                                               ------         ------         ------         ------         ------         ------

TOTAL RETURN++<F23>                            20.42%*<F24>   17.10%       (13.86)%         11.12%         24.64%         67.99%

Ratios (to average net assets)/
  Supplemental Data:
   Expenses2<F27>                               2.16%**<F25>   2.23%          2.18%          2.18%          2.20%          2.29%
   Net investment loss                        (1.00)%**<F25> (1.16)%        (1.21)%        (0.75)%        (0.44)%        (0.74)%
Portfolio turnover rate3<F28>                  52.45%         79.55%         81.86%        106.56%        158.44%        179.33%
Net assets at end of
  period (000 omitted)                     $1,556,190     $1,194,726     $1,020,455       $684,738       $465,652       $349,157

++<F22> On September 1, 1999, the Adviser Class Shares went effective and the existing class of shares was designated Class C Shares.
++<F23>   Total returns do not reflect any deferred sales charge for Class C
          Shares.
*<F24>    Not annualized.
**<F25>   Annualized.
1<F26> Net investment loss per share represents net investment loss divided by the average shares outstanding throughout the period.
2<F27> The expense ratio includes interest expense on equity swap contracts and/or dividends on short positions where applicable. The ratio of interest expense on equity swap contracts and/or dividends on short positions for the periods ended August 31, 2003, 2002, 2000 and 1999 was 0.02%, 0.01%, 0.00% and 0.10%, respectively. There was no interest expense on equity swap contracts or dividends on short positions for the periods ended August 31, 2001 and June 30, 2004.
3<F28> Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
4<F29> On April 29, 2004, the Fund's Board approved changing the Fund's fiscal year end to June 30.

    The accompanying notes are an integral part of the financial statements.

Notes to Financial Statements

1. DESCRIPTION OF THE FUND. The Olstein Financial Alert Fund (the "Fund") is the first series of The Olstein Funds (the "Trust"), a Delaware statutory trust organized on March 31, 1995. The Fund is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end diversified management investment company. The primary investment objective of the Fund is long-term capital appreciation with a secondary objective of income. The Fund commenced investment operations on September 21, 1995.

     The Fund issued a second class of shares, Adviser Class shares, and renamed the initial class as Class C shares on September 1, 1999. The Adviser Class shares were initially sold on September 21, 1999 and are subject to expenses pursuant to the Shareholder Servicing and Distribution Plan described in Note 5. The Class C shares are subject to a contingent deferred sales charge ("CDSC") for redemptions in accordance with the Fund's prospectus, and expenses pursuant to the Shareholder Servicing and Distribution Plan described in Note 5. The maximum CDSC is 1.00% of the original purchase price for Class C shares within one year of purchase.

2. SIGNIFICANT ACCOUNTING POLICIES. The following is a summary of the significant accounting policies of the Fund:

     Security Valuation. The Fund's securities, except short-term investments with remaining maturities of 60 days or less, are valued at their market value as determined by their last sale price in the principal market in which these securities are normally traded. Lacking any sales, the security will be valued at the mean between the closing bid and ask price. Short-term investments with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value, unless the Fund's Board of Trustees determines that this does not represent fair value. The value of all other securities, for which no quotations are readily available, is determined in good faith by, or under procedures approved by, the Board of Trustees. The Board has adopted specific procedures for valuing portfolio securities and delegated the implementation of these procedures to Olstein & Associates, L.P. ("Olstein & Associates" or the "Investment Manager"). The procedures authorize the Investment Manager to make all necessary determinations regarding the fair value of a portfolio security and to report such determinations to the Board of Trustees. The Fund may also use independent pricing services to assist in pricing portfolio securities.

     Federal Income Taxes. The Fund intends to continue to qualify for treatment as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986 and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision has been provided.

     Distributions to Shareholders. Distributions of net investment income and net realized gains, if any, are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are either temporary or permanent in nature. To the extent these differences are permanent, reclassifications are made in the capital accounts in the period that the difference arises. Accordingly, at June 30, 2004 reclassifications were recorded to increase undistributable net investment income by $12,481,305 and decrease capital stock by $12,481,305. Generally, distributions are declared and paid annually in December. The Fund may utilize earnings and profits distributed to shareholders on redemption of shares as part of the dividend paid deduction.

     Use of Estimates in the Preparation of Financial Statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

     Other. Investment security transactions are accounted for on a trade date basis. The Fund uses the specific identification method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes. Dividend income and dividends on short positions are recognized on the ex-dividend date or as soon as information is available to the Fund and interest income is recognized on an accrual basis. Income, realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets. Investment income includes $50,822 of interest earned on receivables from brokers for proceeds on securities sold short. All discounts and premiums are amortized using the effective interest method for tax and financial reporting purposes.

     Expenses. Expenses directly attributable to a class of shares, such as Rule 12b-1 distribution fees, are charged to that class. Expenses that are not attributable to a particular class are typically allocated among each class in proportion to their respective net assets.

3. PURCHASES AND SALES OF INVESTMENT SECURITIES. During the period ended June 30, 2004, purchases and sales of investment securities (including securities sold short and excluding short-term investments) for the Fund were $1,006,421,592 and $866,228,837, respectively. The Fund did not purchase long-term U.S. Government securities as a part of its investment strategy during the period ended June 30, 2004.

     At June 30, 2004, the components of accumulated earnings/(losses) on a tax basis were as follows:

     Cost of Investments                                     $1,674,104,454
                                                             --------------
                                                             --------------
     Gross unrealized appreciation                           $  403,061,586
     Gross unrealized depreciation                              (58,003,435)
                                                             --------------
     Net unrealized appreciation/(depreciation)              $  345,058,151
                                                             --------------
                                                             --------------
     Undistributed ordinary income                           $           --
     Undistributed long-term capital gain                         1,671,238
                                                             --------------
     Total distributable earnings                            $    1,671,238
                                                             --------------
                                                             --------------
     Other accumulated losses                                $   (2,598,476)
                                                             --------------
     Total accumulated earnings/(losses)                     $  344,130,913
                                                             --------------
                                                             --------------

     For the period ended June 30, 2004, capital loss carryforwards of $83,311,659 were utilized by the Fund.

     The tax components of dividends paid during the period ended June 30, 2004 and the years ended August 31, 2003 and 2002 were as follows:

                                      2004           2003           2002
                                      ----           ----           ----
     Ordinary Income               $       --     $       --    $36,235,914
     Long-Term Capital Gains       $       --     $       --    $36,162,381

     Short Sales. Short sales are transactions in which the Fund sells a security it does not own, in anticipation of a decline in the market value of that security. To complete such a transaction, the Fund must borrow the security to deliver to the buyer upon the short sale; the Fund then is obligated to replace the security borrowed by purchasing it in the open market at some later date. The Fund will incur a loss if the market price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security declines in value between those dates. All short sales must be fully collateralized. The Fund maintains the collateral in a segregated account consisting of cash, U.S. Government securities or other liquid assets sufficient to collateralize the market value of its short positions. The Fund limits the value of short positions to 25% of the Fund's net assets. At June 30, 2004, the Fund had 1.3% of its net assets in short positions.

4. INVESTMENT MANAGEMENT FEE AND OTHER AGREEMENTS. The Fund employs Olstein & Associates as the investment manager (the "Investment Manager"). Pursuant to an investment management agreement with the Fund, the Investment Manager selects investments and supervises the assets of the Fund in accordance with the investment objective, policies and restrictions of the Fund, subject to the supervision and direction of the Board of Trustees. For its services, the Investment Manager is paid a monthly fee at the annual rate of 1.00% of the Fund's average daily net assets. For the period ended June 30, 2004, the Fund incurred investment management fees of $14,956,925 with $1,612,891 payable to the Investment Manager as of June 30, 2004. For the year ended August 31, 2003, the Fund incurred investment management fees of $13,225,290.

     Certain trustees and officers of the Trust are also officers of the Trust's Investment Manager. Such trustees and officers are paid no fees by the Trust for serving as trustees or officers of the Trust.

5. SERVICE AND DISTRIBUTION PLANS. Olstein & Associates (the "Distributor") has entered into a distribution and underwriting agreement with the Fund dated August 18, 1995 (subsequently revised on July 29, 1999 to reflect the additional class), under which the Distributor acts as underwriter to engage in activities designed to assist the Fund in securing purchasers for its shares. The Fund has adopted Shareholder Servicing and Distribution Plans pursuant to Rule 12b-1 under the 1940 Act (the "12b-1 Plans"). Amounts paid under the 12b-l Plans may compensate the Distributor or others for the activities in the promotion and distribution of the Fund's shares and for shareholder servicing. The total amount which the Fund will pay under the 12b-1 Plans for the Class C and Adviser Class shares are 1.00% and 0.25%, respectively, per annum of the Fund's average daily net assets of Class C and Adviser Class shares. For the period ended June 30, 2004, fees accrued by the Fund pursuant to the 12b-1 Plans were $11,621,014 for Class C and $834,534 for Adviser Class Shares. For the year ended August 31, 2003, fees accrued by the Fund pursuant to the 12b-1 plans were $10,060,911 for Class C and $791,095 for Adviser Class shares.

     During the period ended June 30, 2004 and the year ended August 31, 2003, the Fund paid total brokerage commissions of $258,341 and $1,624,354, respectively, to affiliated broker dealers in connection with purchases and sales of investment securities.

6. FUND SHARES. At June 30, 2004, there was an unlimited number of shares of beneficial interest, $0.001 par value, authorized. The following table summarizes the activity in shares of each class of the Fund:

                                    PERIOD ENDED                      YEAR ENDED                      YEAR ENDED
                                JUNE 30, 2004(1)<F30>              AUGUST 31, 2003                  AUGUST 31, 2002
                                ---------------------           ----------------------           ---------------------
                                        CLASS C                         CLASS C                         CLASS C
                                SHARES         AMOUNT           SHARES          AMOUNT           SHARES         AMOUNT
                                ------         ------           ------          ------           ------         ------
     Shares sold              15,286,566    $250,851,265      11,314,672    $137,015,827       41,797,826    $626,479,489
     Shares issued to
       shareholders in
       reinvestment of
       distributions                  --              --              --              --        3,726,225      54,097,280
     Shares redeemed          (8,554,911)   (139,399,931)    (11,292,523)   (133,244,914)      (6,998,143)    (97,788,417)
                              ----------    ------------     -----------    ------------       ----------    ------------
     Net increase              6,731,655    $111,451,334          22,149    $  3,770,913       38,525,908    $582,788,352
                                            ------------                    ------------                     ------------
                                            ------------                    ------------                     ------------
     SHARES OUTSTANDING:
     Beginning of period      82,687,582                      82,665,433                       44,139,525
                              ----------                     -----------                       ----------
     End of period            89,419,237                      82,687,582                       82,665,433
                              ----------                     -----------                       ----------
                              ----------                     -----------                       ----------

                                    PERIOD ENDED                      YEAR ENDED                      YEAR ENDED
                                JUNE 30, 2004(1)<F30>              AUGUST 31, 2003                  AUGUST 31, 2002
                                ---------------------           ----------------------           ---------------------
                                    ADVISER CLASS                   ADVISER CLASS                    ADVISER CLASS
                                SHARES         AMOUNT           SHARES          AMOUNT           SHARES         AMOUNT
                                ------         ------           ------          ------           ------         ------
     Shares sold               5,971,255    $102,480,476       6,433,373    $ 79,635,328       23,529,016    $361,026,924
     Shares issued to
       shareholders in
       reinvestment of
       distributions                  --              --              --              --          866,206      12,828,503
     Shares redeemed          (4,493,859)    (75,614,637)    (11,136,870)   (135,838,634)      (8,811,538)   (128,150,032)
                              ----------    ------------     -----------    ------------       ----------    ------------
     Net increase
       (decrease)              1,477,396    $ 26,865,839      (4,703,497)   $(56,203,306)      15,583,684    $245,705,395
                                            ------------                    ------------                     ------------
                                            ------------                    ------------                     ------------
     Shares Outstanding:
     Beginning of period      23,485,911                      28,189,408                       12,605,724
                              ----------                     -----------                       ----------
     End of period            24,963,307                      23,485,911                       28,189,408
                              ----------                     -----------                       ----------
                              ----------                     -----------                       ----------

     Total Net Increase
       (Decrease)                           $138,317,173                    $(52,432,393)                    $828,493,747
                                            ------------                    ------------                     ------------
                                            ------------                    ------------                     ------------

(1)<F30> Effective April 29, 2004, the Fund's Board approved changing the Fund's fiscal year end to June 30.

7. OTHER AFFILIATES.*<F31> Investments representing 5% or more of the outstanding voting securities of a company held in the Fund's portfolio result in that company being considered an affiliated company, as defined in the 1940 Act. The aggregate market value of all securities of affiliated companies as of June 30, 2004 amounted to $72,738,713 representing 3.62% of net assets. Transactions during the period ended June 30, 2004 in which the issuer was an "affiliated person" are as follows:

                                     Stanley
                    OshKosh         Furniture                       Universal                         The Wet
                 B'Gosh, Inc. -     Company,        Synaptics      Electronics                     Seal, Inc. -
                    Class A        Inc.**<F32> Incorporated**<F32>     Inc.       Wellman, Inc.       Class A          Total
                 --------------    ----------- ------------------- -----------    -------------    ------------        -----
August 31, 2003
  Balance
  Shares                    --         604,100              --         919,600               --              --       1,523,700
  Cost             $        --     $14,438,571      $       --     $13,742,914      $        --     $        --     $28,181,485

Gross Additions
  Shares               324,600              --          89,500         120,200        1,312,000       1,084,500       2,930,800
  Cost             $ 6,904,262     $        --      $1,321,473     $ 1,530,926      $10,180,811     $ 8,723,634     $28,661,106

Gross Deductions
  Shares                    --         302,500              --              --               --              --         302,500
  Cost             $        --     $ 8,031,492      $       --     $        --      $        --     $        --     $ 8,031,492

June 30, 2004
  Balance
  Shares               785,800              --              --       1,039,800        2,871,000       2,208,100       6,904,700
  Cost             $16,856,735     $        --      $       --     $15,273,840      $22,452,480     $18,866,995     $73,450,050
                   -----------     -----------      ----------     -----------      -----------     -----------     -----------
                   -----------     -----------      ----------     -----------      -----------     -----------     -----------

Realized gain      $        --      $1,701,651      $       --     $        --      $        --     $        --     $ 1,701,651
                   -----------     -----------      ----------     -----------      -----------     -----------     -----------
                   -----------     -----------      ----------     -----------      -----------     -----------     -----------

Investment income  $   172,876     $    25,645      $       --     $        --      $   135,945     $        --     $   334,466
                   -----------     -----------      ----------     -----------      -----------     -----------     -----------
                   -----------     -----------      ----------     -----------      -----------     -----------     -----------

 *<F31> As a result of the Fund's beneficial ownership of the common stock of these companies, regulators require that the Fund state that it may be deemed an affiliate of the respective issuer. The Fund disclaims that the "affiliated persons" are affiliates of the Distributor, Adviser, Fund, Trust, or any other client of the Adviser.
**<F32> Security that was considered affiliated due to the Fund's beneficial ownership representing more than 5% of the outstanding securities during the period ended June 30, 2004, but not at June 30, 2004.

          Note: Schedule may not roll forward as schedule only reflects activity during time the Fund deemed an affiliate (held more than 5% of stock's outstanding securities).

8. LINE OF CREDIT. The Fund has a $50 million uncommitted line of credit with U.S. Bank, N.A. (the "Bank") to be used for liquidity purposes. The interest rate on any borrowings is the Bank's announced prime rate. During the period ended June 30, 2004, the Fund did not draw upon the line of credit.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities as well as a record of how the Fund has voted its proxies, are available without charge, upon request, by calling toll-free 1-800-799-2113 or on the SEC website at http://www.sec.gov.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Trustees of The Olstein Financial Alert Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Olstein Financial Alert Fund as of June 30, 2004, and the related statements of operations, the statements of changes in net assets and financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned, as of June 30, 2004, by correspondence with the custodian and broker or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Olstein Financial Alert Fund at June 30, 2004, the results of its operations, the changes in its net assets and its financial highlights for the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

                                              /s/Ernst & Young LLP

Chicago, Illinois
July 30, 2004

Additional Information

Information about Trustees
--------------------------

The business and affairs of the Fund are managed under the direction of the Fund's Board of Trustees. Information pertaining to the Trustees of the Fund is set forth below. The SAI includes additional information about the Fund's Trustees and Officers and is available, without charge, upon request by calling 1-800-799-2113.

                                                                                                    Number of
                                              Term of                                               Portfolios
                                              Office and                                            in Fund
                                 Position(s)  Length of                                             Complex
                                 Held with    Time           Principal Occupation                   Overseen    Other Directorships
Name, Address and Age            the Fund     Served**<F35>  During Past Five Years                 by Trustee  Held by Trustee
---------------------            -----------  -------------  ----------------------                 ----------  -------------------
DISINTERESTED TRUSTEES:
Fred W. Lange                    Trustee      Since          Private investor.                           1      Wagner College
123 Lewisburg Road                            1995
Sussex, NJ 07461
Age: 71

John Lohr                        Trustee      Since          Retired; General Counsel, LFG, Inc.,        1      Crosswater
P.O. Box 771407                               1995           January 1996 to September 2002.                    Financial
Orlando, FL 32877-1407                                                                                          Corporation
Age: 59

D. Michael Murray                Trustee      Since          President, Murray, Montgomery &             1      None
Murray, Montgomery                            1995           O'Donnell (Consultants), since 1968.
  & O'Donnell
100 Constitution Ave.
Suite 900
Washington, DC 20001
Age: 63

Lawrence K. Wein                 Trustee      Since          Private Consultant for telecommunications   1      eRooms Systems
27 Rippling Brook Drive                       1995           industry, since June 2001; Former Vice             Technologies
Short Hills, NJ 07078                                        President-Wholesale Business Operations,           (ERMS. OB)
Age: 62                                                      Concert Communications and ATT/BT
                                                             Company, April 2000 to June 2001;
                                                             Former Executive Manager, AT&T, Inc.,
                                                             for 35 years, retired July 2001.

INTERESTED TRUSTEES:

Neil C. Klarfeld*<F33>           Trustee      Since          Principal, Clarett Group (Real Estate       1      None
c/o Clarett Group                             1995           Development) since 1998; previously
15 East 26th Street, 11th Floor                              Executive Vice President, Park Tower
New York, NY 10010                                           Realty Corp., since1979.  Limited Partner,
Age: 59                                                      Olstein & Associates, L.P.

Erik K. Olstein*<F33>+<F34>      Trustee,     Since          President and Chief Operating Officer,      1      None
c/o Olstein & Associates, L.P.   Secretary    1995           Olstein & Associates, L.P., beginning in
4 Manhattanville Road            and                         2000; Vice President of Sales and Chief
Purchase, NY 10577               Assistant                   Operating Officer, Olstein & Associates, L.P.,
Age: 36                          Treasurer                   1994-2000.

Robert A. Olstein*<F33>+<F34>    Chairman     Since          Chairman, Chief Executive Officer and       1      None
c/o Olstein & Associates, L.P.   and          1995           Chief Investment Officer, Olstein &
4 Manhattanville Road            President                   Associates, L.P., beginning in 2000; Chairman,
Purchase, NY 10577                                           Chief Executive Officer, Chief Investment
Age: 63                                                      Officer and President, Olstein &
                                                             Associates, L.P., 1994-2000; President,
                                                             Olstein, Inc., since June 1994.

 *<F33> Robert and Erik Olstein are each officers of Olstein & Associates, L.P. or its affiliates. Mr. Klarfeld is a limited partner of Olstein & Associates, L.P. Each of these persons are considered to be an "interested person" of the Fund and "Interested Person" within the meaning of the Investment Company Act of 1940.
 +<F34> Erik K. Olstein is the nephew of Robert A. Olstein, President of The Olstein Funds.
**<F35> Each Trustee holds office during the lifetime of the Fund until their termination or until the election and qualification of his successor.

                                    TRUSTEES
                                    --------
                          Robert A. Olstein, Chairman
                                Neil C. Klarfeld
                                 Fred W. Lange
                                   John Lohr
                               D. Michael Murray
                                Erik K. Olstein
                                Lawrence K. Wein

                               INVESTMENT MANAGER
                               ------------------
                           Olstein & Associates, L.P.
                             4 Manhattanville Road
                               Purchase, NY 10577

                                  DISTRIBUTOR
                                  -----------
                           Olstein & Associates, L.P.

                         ADMINISTRATOR, TRANSFER AGENT,
                            DIVIDEND PAYING AGENT &
                          SHAREHOLDER SERVICING AGENT
                          ---------------------------
                        U.S. Bancorp Fund Services, LLC
                            615 East Michigan Street
                                  P.O. Box 701
                              Milwaukee, WI 53202

                                   CUSTODIAN
                                   ---------
                                U.S. Bank, N.A.
                               425 Walnut Street
                              Cincinnati, OH 45202

                                 LEGAL COUNSEL
                                 -------------
                     Stradley, Ronon, Stevens & Young, LLP
                            2600 One Commerce Square
                          Philadelphia, PA 19103-7098

                             INDEPENDENT REGISTERED
                             PUBLIC ACCOUNTING FIRM
                             ----------------------
                               Ernst & Young LLP
                             233 South Wacker Drive
                               Chicago, IL 60606

   This report is submitted for the general information of the shareholders of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective Prospectus.

                          TOLL FREE TELEPHONE NUMBER:
                                 (800) 799-2113
                              WWW.OLSTEINFUNDS.COM

ITEM 2. CODE OF ETHICS.
-----------------------

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer and principal financial officer. The Registrant has not made any amendments to its code of ethics during the period covered by this report. The Registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the Registrant's Code of Ethics is filed herewith.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
----------------------------------------

The Registrant's board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee. Fred W. Lange and John Lohr are the "audit committee financial experts" and are considered to be "independent" as each term is defined in Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
-----------------------------------------------

The Registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. "Audit services" refer to performing an audit of the Registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. "Audit-related services" refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. "Tax services" refer to professional services rendered by the principal accountant for tax compliance, tax advice and tax planning.
The following table details the aggregate fees billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.


                         FYE 6/30/2004         FYE  8/31/2003
                         -------------         --------------

Audit Fees                    $26,000          $26,000
Audit-Related Fees            $0               $0
Tax Fees                      $4,000           $3,000
All Other Fees                $0               $0


The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the Registrant, including services provided to any entity affiliated with the Registrant. All of the principal accountant's hours spent on auditing the Registrant's financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed by the Registrant's accountant for services to the Registrant and to the Registrant's investment adviser for the last two years. The audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the Registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant's independence.

Non-Audit Related Fees              FYE  6/30/2004       FYE  8/31/2003
----------------------              --------------       --------------

Registrant                          $4,000               $3,000
Registrant's Investment Adviser     $0                   $0

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
----------------------------------------------

Not applicable to open-end investment companies.

ITEM 6. SCHEDULE OF INVESTMENTS.
--------------------------------

Not applicable for periods ending before July 9, 2004.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
-------------------------------------------------------------------------
MANAGEMENT INVESTMENT COMPANIES.
--------------------------------

Not applicable to open-end investment companies.

ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT
---------------------------------------------------------------------------
COMPANY AND AFFILIATED PURCHASES.
---------------------------------

Not applicable to open-end investment companies.

ITEM 9. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
------------------------------------------------------------

Not applicable.

ITEM 10. CONTROLS AND PROCEDURES.
---------------------------------

(a) The Registrant's President/Chief Executive Officer and Treasurer/Chief Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "Act")) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rule 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant's service provider.

(b) There were no significant changes in the Registrant's internal controls over financial reporting that occurred during the Registrant's last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 11. EXHIBITS.
-----------------

(a) (1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

     (2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

     (3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

     (Registrant)  The Olstein Funds
     By (Signature and Title)*<F36>: /s/ Robert A. Olstein
                                     ----------------------------
                                     Robert A. Olstein, President

     Date: August 25, 2004
           ---------------

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

     By (Signature and Title)*<F36>: /s/ Robert A. Olstein
                                     ----------------------------
                                     Robert A. Olstein, President

     Date August 25, 2004
          ---------------

     By (Signature and Title)*<F36>: /s/ Michael Luper
                                     ------------------------
                                     Michael Luper, Treasurer

     Date: August 25, 2004
           ---------------

*<F36> Print the name and title of each signing officer under his or her signature.